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                                                                    EXHIBIT 10.1

        AMENDMENT NO. 1 TO CREDIT AGREEMENT, DATED AS OF OCTOBER 15,1996

            This Amendment No. 1 (this "Amendment"), dated as of November 1, 1998, is made by and between MIDWAY GAMES INC., a Delaware corporation (the "Company"), and Bank of America National Trust and Savings Association (as successor by merger to Bank of America Illinois)(in such capacity, the "Lender"). Terms defined in the Credit Agreement shall have the same respective meanings when used herein and the provisions of Section 1.1 of the Credit Agreement shall apply, mutatis mutandis, to this Amendment.

                              W I T N E S S E T H:

            WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of October 15, 1996, (as amended or modified and in effect on the date hereof, the "Existing Credit Agreement" and as amended and modified by this Amendment, the "Credit Agreement");

            WHEREAS, the Company has requested that the Lender agree to amend and modify the Existing Credit Agreement as described herein; and

            WHEREAS, the Lender is willing to amend and modify the Existing Credit Agreement on the terms and conditions contained herein;

            NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which is hereby acknowledged), the parties hereto, intending legally to be bound, hereby agree as follows:

            1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Existing Credit Agreement is hereby amended as follows:

                        (a) Section 1.1 of the Existing Credit Agreement shall
            be amended by deleting the definition of Termination Date contained therein and replacing it with the following:

                                    ""Termination Date" means the earlier of the
                        date on which the Lender makes demand on the Borrower for repayment of all amounts due hereunder, or October 31, 1999."

                        (b) Section 2.18 of the Existing Credit Agreement shall
            be deleted in its entirety and replaced with the following:

                                    "SECTION 2.18 Clean-Up/Clean-Down
                        Provisions. Notwithstanding any other provision contained in this Agreement to the contrary, the Borrower agrees that from March 31 of each Fiscal Year during the term of this Agreement, commencing March 31, 1997, and for a period of sixty (60) consecutive days thereafter the outstanding Revolving Loans shall be zero
                        (0) and the amount of the outstanding Letters of Credit issued in respect of the Uncommitted Revolving Credit

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                        shall be less than or equal to $25,000,000. The Borrower
                        agrees to make any prepayment of the Revolving Loans or the Uncommitted Revolving Credit which may be necessary to comply with the terms of this Section 2.18."

                        (c) Section 5.8 of the Existing Credit Agreement shall
            be amended by deleting clause (1) thereto in its entirety and replacing it with the following:

                                    "(1) Quarterly Financial Statements. As soon
                        as available and in any event within forty-five (45) days after the end of each Fiscal Quarter, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such Fiscal Quarter, consolidated and consolidating statements of operations of the Borrower and the Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and consolidated statements of cash flows of the Borrower and the Subsidiaries for the portion of the Fiscal Year ended with the last day of such Fiscal Quarter, all in reasonable detail and stating in comparative form the respective consolidated figures for the corresponding date and period in the previous Fiscal Year;"

                        (d) Section 7.2 of the Existing Credit Agreement shall
            be deleted in its entirety and replaced with the following:

                        "SECTION 7.2 [RESERVED]"

                        (e) Section 7.5 of the Existing Credit Agreement shall
            be deleted in its entirety and replaced with the following:

                        "SECTION 7.5 [RESERVED]"

            2. Documents Remain in Effect. Except as amended and modified by this Amendment, the Existing Credit Agreement remains in full force and effect and the Company confirms that its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as if made on the date hereof, except where such representation, warranty, agreement or covenant speaks as of a specified date.

            3. References in Other Documents. References to the Existing Credit Agreement in any other document shall be deemed to include a reference to the Credit Agreement; whether or not reference is made to this Amendment.

            4. Representations. The Company hereby represents and warrants to the Lender that:


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                        (a) The execution, delivery and performance of this
            Amendment is within the Company's corporate authority, have been duly authorized by all necessary corporate action, has received all necessary consents and approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Certificate of Incorporation or By-laws of the Company or its Subsidiaries, or of any other agreement binding upon the Company or its Subsidiaries or their respective property;

                        (b) This Amendment constitutes the legal, valid, and
            binding obligation of the Company, enforceable against the Company in accordance with its terms; and

                        (c) no Default has occurred and is continuing or will
            result from this Amendment and no Default now exists under the Existing Credit Agreement.

            5. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Lender of each of the following, each appropriately completed and duly executed as required and otherwise in form and substance satisfactory to the Agent:

                        (a) Certified copies of resolutions of the Board of
            Directors of the Company authorizing or ratifying the execution, delivery and performance by the Company of this Amendment;

                        (b) A certificate of the President or a Vice-President
            of the Company that all necessary consents or approvals with respect to this Amendment have been obtained;

                        (c) A certificate of the Secretary or Assistant
            Secretary of the Company, certifying the name(s) of the officer(s) of the Company authorized to sign this Amendment, and the documents related hereto on behalf of the Company; and

                        (d) Such other instruments, agreements and documents as
            the Agent may reasonably request, in each case duly executed as required and otherwise in form and substance satisfactory to the Lender.

                        6. Miscellaneous.

                        (a) Section headings used in this Amendment are for
            convenience of reference only, and shall not affect the construction of this Amendment.

                        (b) This Amendment and any amendment hereof or
            supplement hereto may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

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                        (c) This Amendment shall be a contract made under and
            governed by the internal laws of the State of Illinois, without giving effect to principles of conflicts of laws.

                        (d) All obligations of the Company and rights of the
            Lender, that are expressed herein, shall be in addition to and not in limitation to those provided by applicable law.

                        (e) Whenever possible, each provision of this Amendment
            shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

                        (f) This Amendment shall be binding upon the Company,
            the Lender and their respective successors and assigns, and shall inure to the benefit of the Company, the Lender and their respective successors and assigns.


                                   *   *   *

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            IN WITNESS WHEREOF, the parties hereto have caused the execution and delivery hereof by their respective representatives thereunto duly authorized as of the date first herein appearing.

                                     MIDWAY GAMES INC.

                                     By: /s/ HAROLD H. BACH JR.
                                         --------------------------------
                                     Name: Harold H. Bach Jr.
                                           ------------------------------
                                     Title: Executive VP Finance
                                            -----------------------------

                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION (as successor by merger to Bank of America Illinois)

                                     By: /s/ MARCIA CLAUSEN
                                         --------------------------------
                                     Name: Marcia Clausen
                                           ------------------------------
                                     Title: Senior Vice President
                                            -----------------------------